Exhibit 10.1

SECOND ADDENDUM TO TRANSACTION DOCUMENTS

THIS SECOND ADDENDUM TO TRANSACTION DOCUMENTS (the “Addendum”) is entered into effective as of the 20th day of August, 2012 (the “Effective Date”), by and between PURE BIOSCIENCE, INC., a Delaware corporation (the “Company”); and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”). The Company and each of the Purchasers are sometimes referred to collectively herein as the “Parties”, and each individually as a “Party”.

The Parties have previously executed a Securities Purchase Agreement dated 26 June 2012 (the “Purchase Agreement”); those additional “Transaction Documents”, as that term is defined in the Purchase Agreement; and, an Addendum to Transaction Documents dated 05 July 2012 (the “First Addendum”). All capitalized terms used herein though not defined herein shall have the same meanings attached to them, if any, in the Purchase Agreement, except that the term Transaction Documents shall also specifically include the First Addendum.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree to amend the Purchase Agreement and the Transaction Documents as follows:

I
AMENDMENT

1.1         The first sentence of Section 4.16 of the Purchase Agreement is hereby amended to read as follows:

Notwithstanding anything to the contrary in this Agreement, the Notes, or the Warrants, the Purchasers collectively shall have no right to receive from the Company, including from Origination Shares, Note Shares, Warrant Shares (to the extent such Warrant Shares must be included for purposes of NASDAQ Rule 5635(d)), or Escrow Shares (to the extent such Escrow Shares have not been returned to the Company for cancellation), more than nine percent (9%) of the amount of Common Stock of the Company issued and outstanding as of and on 03 June 2012, unless the Company’s shareholders shall have approved the transactions contemplated hereby, including without limitation the issuance of Origination Shares, Escrow Shares, Note Shares and Warrant Shares in excess of 20% of the amount of Common Stock of the Company issued and outstanding as of and on 03 June 2012. The 9% Limitation shall be imposed on each of the Purchasers pro rata based upon the original principal balance of the Note issued to each respective Purchaser.

1.2         The 9% limitation shall be applied to all other Transaction Documents as is necessary to ensure that said limitation is imposed.

II
PRECEDENCE AND INCORPORATION BY REFERENCE

Except as specifically amended by this Addendum, each and every term, covenant, and condition contained in the original Subcontract Agreement shall persist and remain in full force and effect, and each such term, covenant, and condition is incorporated herein by reference as though set forth in full.

III
ACCEPTANCE AND EXECUTION

This Addendum and the Transaction Documents, as amended herein, are hereby accepted by the Parties.

IV
EXECUTION

4.1           This Addendum may be executed in any number of counterparts, all of which when taken together shall be considered one and the same agreement, it being understood that all Parties need not sign the same counterpart. In the event that any signature is delivered by fax or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof. Each of the Parties hereby expressly forever waives any and all rights to raise the use of a fax machine or E-Mail to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a fax machine or E-Mail, as a defense to the formation of a contract.

4.2           IN WITNESS WHEREOF, this ADDENDUM TO TRANSACTION DOCUMENTS has been duly executed by the Parties and shall be effective as of and on the Effective Date. Each of the undersigned Parties hereby represents and warrants that it (i) has the requisite power and authority to enter into and carry out the terms and conditions of this Addendum, as well as all transactions contemplated hereunder; and, (ii) it is duly authorized and empowered to execute and deliver this Addendum.

COMPANY: PURE Bioscience, Inc., a Delaware corporation

BY:	/s/ Michael L. Krall
NAME:	Michael L. Krall
TITLE:	President / CEO
DATED:	September 10, 2012

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOR PURCHASERS FOLLOW]

[PURCHASER SIGNATURE PAGES TO PURE BIOSCIENCE, INC.
SECOND ADDENDUM TO TRANSACTION DOCUMENTS]

IN WITNESS WHEREOF, the undersigned have caused this Addendum to Transaction Documents to be duly executed by their respective authorized signatories as of the Effective Date indicated above.

Name of Purchaser:
Signature of Authorized Signatory of Purchaser:
Name of Authorized Signatory:
Title of Authorized Signatory: